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                              RCM GLOBAL TECHNOLOGY FUND
                                     OFFERED BY:
                                RCM EQUITY FUNDS, INC.
                          SUPPLEMENT DATED DECEMBER 11, 1996
                      TO THE PROSPECTUS DATED DECEMBER 27, 1995



THE FOLLOWING INFORMATION REPLACES INFORMATION ON PAGE 5 OF THE PROSPECTUS:


CAN I REDEEM       You may redeem your shares at any time at their net asset
SHARES AT ANY      value, without a redemption charge.  (See REDEMPTION OF
TIME?              SHARES.)

THE FOLLOWING INFORMATION REPLACES INFORMATION ON PAGE 6 OF THE PROSPECTUS:



WHAT EXPENSES      The following information is designed to help you understand
WILL THE FUND      various costs and expenses of the Fund that an investor may
INCUR?             bear directly or indirectly.  The information is based on
                   the Fund's expected expenses for its first year of operation, and should not be considered a representation of future expenses or returns. Actual expenses and returns may be greater or less than those shown below.

                   STOCKHOLDER TRANSACTION EXPENSES

                   Sales load imposed on purchases                         None

                   Sales load imposed on reinvested dividends              None

                   Deferred sales loads                                    None

                   Redemption fees                                         None

                   ANNUAL FUND OPERATING EXPENSES

                   Investment management fees                             1.00%

                   Other expenses (after expense reduction*)              0.75%

                   Total Fund operating expenses                          1.75%
                   (after expense reduction*)


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                   EXAMPLE OF PORTFOLIO EXPENSES            1 YEAR     3 YEARS

                   You would pay the following total        $17.78      $55.11
                   expenses on a $1,000 investment,
                   assuming (1) a 5% annual
                   return and (2) redemption
                   at the end of each time period

____________________________

* The Investment Manager has voluntarily agreed, until at least December 31, 1996, to pay the Fund on a quarterly basis the amount, if any, by which certain ordinary operating expenses of the Fund exceed the annual rate of 1.75% of the average daily net assets of the Fund. In subsequent years, the Fund will reimburse the investment manager for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. (See ORGANIZATION AND MANAGEMENT.) Other expenses and total Fund operating expenses for the first year of operation of the Fund, without expense reduction are estimated to be 2.36% and 3.36%, respectively, of the Fund's average daily net assets.


ADD THE FOLLOWING SENTENCE TO THE SECTION TITLED "HOW DO I REDEEM MY SHARES?" FOUND ON PAGE 26:

Stockholders may be charged a redemption fee if they effect transactions through a broker or agent.

DELETE THE SECTION TITLED "WHAT IS THE REDEMPTION FEE?" FOUND ON PAGE 26.